Exhibit 8

MASTER EQUITY AGREEMENT

TERMINATION AGREEMENT

This Termination Agreement (this “Agreement”), dated as of October 29, 2024, is entered into by and among Invacare Holdings Corporation, a Delaware corporation (“Parent”), Invacare International Holdings Corp., a Delaware corporation (“International Holdings”), Invacare Corporation, an Ohio corporation (“Reorganized Invacare”), and the parties that are signatory thereto as a “Holder” (each, a “Holder,” and each Holder, Parent, International Holdings, and Reorganized Invacare, the “Parties”)).

WHEREAS, the Parties previously entered into that certain Master Equity Agreement (as amended and/or restated, the “Original Agreement”; capitalized terms used but undefined herein shall have the meaning ascribed thereto in the Original Agreement), dated as of April 8, 2024; and

WHEREAS, the Parties wish to terminate the Original Agreement effective as of immediately prior to the transactions contemplated by that certain Amended and Restated Exchange Agreement, dated on or about the date hereof by and among the Parties and the other parties thereto (the “Effective Time”).

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Termination. Pursuant to Section 4.4 of the Original Agreement, the Original Agreement is hereby terminated effective as of and conditioned on the Effective Time. All notice and other procedural provisions of the Original Agreement are hereby waived in connection with such termination, effective as of and conditioned on the Effective Time. Notwithstanding the termination of the Original Agreement, obligations thereunder which by their terms survive termination of the Original Agreement shall remain in effect per their terms.

2. Miscellaneous. If any provision of this Agreement, or application thereof to any person or entity, place, or circumstance, shall be held by a court of competent jurisdiction to be unenforceable, such provision shall be enforced to the greatest extent permitted by law, and the remainder of this Agreement shall remain in full force and effect. This Agreement may be executed in two or more counterparts (including by facsimile or other electronic means), each of which will be deemed an original but all of which together will constitute one and the same instrument. Each Party shall cooperate and take such other actions as may be reasonably requested by the other in order to carry out the provisions and purposes of this Agreement. This Agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the state of Delaware. All communications and notices hereunder to the New Holder shall be given to it at the address set forth under its signature hereto.

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IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first written above.

PARENT:

Invacare Holdings Corporation

By:	/s/ Kai Zhu
Name: Kai Zhu
Title: Senior Vice President and Chief Financial Officer

INTERNATIONAL HOLDINGS:

Invacare International Holdings Corp.

By:	/s/ Kai Zhu
Title: Senior Vice President and Chief Financial Officer

REORGANIZED INVACARE:

Invacare Corporation

By:	/s/ Kai Zhu
Name: Kai Zhu
Title: Senior Vice President and Chief Financial Officer

IN WITNESS WHEREOF, each Holder has duly executed this Agreement as of the day and year first above written.

HOLDER:

DAVIDSON KEMPNER ARBITRAGE,
EQUITIES AND RELATIVE VALUE LP

By: Davidson Kempner Multi-Strategy GP II LLC, its general partner

By: Davidson Kempner Liquid GP Topco LLC, its managing member

By:	/s/ Gabriel T. Schwartz
Name: Gabriel T. Schwartz
Title: Co-Deputy Executive Managing Member

Address: [***]

Email: [***]

IN WITNESS WHEREOF, each Holder has duly executed this Agreement as of the day and year first above written.

HOLDER:

M.H. DAVIDSON & CO.

By: M.H. Davidson & Co. GP, L.L.C., its general partner

By: Davidson Kempner Liquid GP Topco LLC, its managing member

By:	/s/ Gabriel T. Schwartz
Name: Gabriel T. Schwartz
Title: Co-Deputy Executive Managing Member

Address: [***]

Email: [***]

IN WITNESS WHEREOF, each Holder has duly executed this Agreement as of the day and year first above written.

HOLDER:

DG VALUE PARTNERS, LP

By: DG Capital Management, LLC, its investment manager

By:	/s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member
Address: [***]

Email: [***]

IN WITNESS WHEREOF, each Holder has duly executed this Agreement as of the day and year first above written.

HOLDER:

DG VALUE PARTNERS II MASTER FUND, LP

By: DG Capital Management, LLC, its investment
manager

By:	/s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member
Address: [***]

Email: [***]

IN WITNESS WHEREOF, each Holder has duly executed this Agreement as of the day and year first above written.

HOLDER:

YAKAR ALTERNATIVES CLAT LLC

By: DG Capital Management, LLC, its investment manager

By:	/s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member
Address: [***]

Email: [***]

IN WITNESS WHEREOF, each Holder has duly executed this Agreement as of the day and year first above written.

HOLDER:

YAKAR ALTERNATIVES LLC

By: DG Capital Management, LLC, its investment manager

By:	/s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member
Address: [***]

Email: [***]

IN WITNESS WHEREOF, each Holder has duly executed this Agreement as of the day and year first above written.

HOLDER:

PPG HEDGE FUND HOLDINGS LLC

By: DG Capital Management, LLC, its investment manager

By:	/s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member
Address: [***]

Email: [***]

IN WITNESS WHEREOF, each Holder has duly executed this Agreement as of the day and year first above written.

HOLDER:

MACYRC LLC

By: DG Capital Management, LLC, its investment manager

By:	/s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member
Address: [***]

Email: [***]

IN WITNESS WHEREOF, each Holder has duly executed this Agreement as of the day and year first above written.

HOLDER:

2016 Alan Shamah Discretionary Trust

By: DG Capital Management, LLC, its investment manager

By:	/s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member
Address: [***]

Email: [***]

IN WITNESS WHEREOF, each Holder has duly executed this Agreement as of the day and year first above written.

HOLDER:

THE SAM AND HELENE WIEDER FAMILY TRUST

By: DG Capital Management, LLC, its investment manager

By:	/s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member
Address: [***]

Email: [***]

IN WITNESS WHEREOF, each Holder has duly executed this Agreement as of the day and year first above written.

HOLDER:

TITAN EQUITY GROUP LLC

By: DG Capital Management, LLC, its investment manager

By:	/s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member
Address: [***]

Email: [***]

IN WITNESS WHEREOF, each Holder has duly executed this Agreement as of the day and year first above written.

HOLDER:

TENOR OPPORTUNITY MASTER FUND, LTD.

By:	/s/ Daniel Kochav
Name: Daniel Kochav
Title: Director

Address: [***]

Email: [***]

IN WITNESS WHEREOF, each Holder has duly executed this Agreement as of the day and year first above written.

HOLDER:

BLACKWELL PARTNERS LLC-SERIES B

By: Silverback Asset Management, LLC, its Investment Manager

By:	/s/ Laura Kleber
Name: Laura Kleber
Title: CCO
Address: [***]

Email: [***]

IN WITNESS WHEREOF, each Holder has duly executed this Agreement as of the day and year first above written.

HOLDER:

KASAD2, LP

By: Silverback Asset Management, LLC, its Investment Manager

By:	/s/ Laura Kleber
Name: Laura Kleber
Title: CCO
Address: [***]

Email: [***]

IN WITNESS WHEREOF, each Holder has duly executed this Agreement as of the day and year first above written.

HOLDER:

SILVERBACK OPPORTUNISTIC CREDIT
MASTER FUND LIMITED

By: Silverback Asset Management, LLC, its Investment Manager

By:	/s/ Laura Kleber
Name: Laura Kleber
Title: CCO
Address: [***]

Email: [***]

IN WITNESS WHEREOF, each Holder has duly executed this Agreement as of the day and year first above written.

HOLDER:

SILVERBACK CONVERTIBLE MASTER FUND LIMITED

By: Silverback Asset Management, LLC, its Investment Manager

By:	/s/ Laura Kleber
Name: Laura Kleber
Title: CCO
Address: [***]

Email: [***]

IN WITNESS WHEREOF, each Holder has duly executed this Agreement as of the day and year first above written.

HOLDER:

PM MANAGER FUND, SPC-SEGREGATED PORTFOLIO 33

By: PAAMCO Prisma, its Advisor

By:	/s/ Vince Cutello
Name: Vince Cutello
Title: Chief Operating Officer

Address: [***]

Email: [***]

IN WITNESS WHEREOF, each Holder has duly executed this Agreement as of the day and year first above written.

HOLDER:

ENDURANT HEALTH MASTER FUND LP

By: Endurant Capital Management LP, its investment manager

By:	/s/ Chris Ronan
Name: Chris Ronan
Title: COO/CFO

Address: [***]

Email: [***]

IN WITNESS WHEREOF, each Holder has duly executed this Agreement as of the day and year first above written.

HOLDER:

ONE OAK MULTI-STRATEGY MASTER FUND, LTD.

By: Endurant Capital Management LP, its Sub-Advisor

By:	/s/ Chris Ronan
Name: Chris Ronan
Title: COO/CFO

Address: [***]

Email: [***]